UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

HEALTHEQUITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (801) 727-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On October 20, 2016, HealthEquity, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Raymond James & Associates, Inc. (together, the “Underwriters”) and Berkley Capital Investors, L.P. and Financial Partners Fund I, L.P. (together, the “Selling Stockholders”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell, and the Underwriters agreed to purchase, subject to and on the conditions set forth therein, an aggregate of 2,500,000 shares of the Company’s common stock. The Selling Stockholders have also granted the Underwriters a 30-day option to purchase up to an additional 375,000 shares of the Company’s common stock. The Company will not receive any proceeds from the sale of the shares by the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The offering is being made pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-206850), including the prospectus dated September 9, 2015 contained therein, and the prospectus supplement dated October 20, 2016.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

The Company is filing the opinion of its counsel, Willkie Farr & Gallagher LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Underwriting Agreement.

Item 9.01              Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 20, 2016, by and among HealthEquity, Inc., the Selling Stockholders, Jefferies LLC and Raymond James & Associates, Inc.
5.1	Opinion of Willkie Farr & Gallagher LLP
23.1	Consent of Willkie Farr & Gallagher LLP (including in Exhibit 5.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.

	By:	/s/ Darcy Mott
Darcy Mott

Executive Vice President and Chief Financial Officer

Dated: October 24, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 20, 2016, by and among HealthEquity, Inc., the Selling Stockholders, Jefferies LLC and Raymond James & Associates, Inc.
5.1	Opinion of Willkie Farr & Gallagher LLP
23.1	Consent of Willkie Farr & Gallagher LLP (including in Exhibit 5.1)